UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT  (DATE OF EARLIEST EVENT REPORTED):  SEPTEMBER 22, 2005



                        N-VIRO INTERNATIONAL CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                       DELAWARE           0-21802        34-1741211
                   (STATE OR OTHER   (COMMISSION FILE   (IRS EMPLOYER
                   JURISDICTION OF         NUMBER)      IDENTIFICATION
                  INCORPORATION OR                            NO.)
                    ORGANIZATION)


            3450 W. CENTRAL AVENUE, SUITE 328 TOLEDO, OHIO     43606
             (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)         (ZIP CODE)

      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:    (419) 535-6374

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item  1.01  Entry  Into  a  Material  Definitive  Agreement

On September 27, 2005, N-Viro International Corporation, or the Company, executed a Financial Public Relations Agreement, or the Agreement, dated September 15, 2005, with Strategic Asset Management, Inc., or SAMI. The Company has appointed SAMI as its non-exclusive financial public relations counsel for a term of two years from the date of the Agreement. For its services, the Company has issued SAMI 120,000 shares of the Company's unregistered common stock, and 120,000 common stock purchase warrants to purchase an equal number of shares of the Company's common stock at an exercise price of $1.84 per share, for an exercise period not to exceed five years from the date of the Agreement. The shares and the warrants were issued in a private transaction pursuant to an exemption under Section 4(2) of the Securities Act of 1933.The President of SAMI is Robert Cooke, who was listed as a more than 5% beneficial owner in our Definitive Proxy Statement, Amendment No. 1, filed May 27, 2005. The Agreement has been attached to this filing as Exhibit 10.1. The Warrant to Purchase 120,000 Shares of Common Stock has been attached to this filing as Exhibit 10.2.


Item  3.02  Unregistered  Sales  of  Equity  Securities

To the extent required by Item 3.02 of Form 8-K, the information contained in or incorporated by reference into Item 1.01 of this Current Report is hereby incorporated by reference into this Item 3.02.

In an unrelated transaction, on September 22, 2005, pursuant to a Stock Subscription Agreement dated February 28, 2005, N-Viro International Corporation, or the Company, issued to Timothy Kasmoch 50,000 shares of the Company's unregistered common stock and 50,000 common stock purchase warrants at an exercise price of $1.85 per share and with an exercise period not to exceed five years from the date of the Agreement. Payment for the securities was made in kind, by the provision of trucking services valued at $62,500. The trucking services were provided from February 2005 to September 2005. The shares and warrants were issued in a private transaction pursuant to an exemption under
Section 4(2) of the Securities Act of 1933. Mr. Kasmoch is not an officer or director of the Company nor is related to any officers of directors of the Company, and is not a more than 5% beneficial owner of the Company.


Item  9.01  -  Financial  Statements  and  Exhibits

     (d)     Exhibits

          Exhibit  No.  Description
          ------------  -----------
          10.1          Financial Public Relations Agreement dated September 15,
                           2005 between Strategic Asset Management, Inc. and N-Viro International Corporation.

          10.2          Warrant to Purchase 120,000 Shares of Common Stock dated
                           September 15, 2005 between Strategic Asset Management, Inc. and N-Viro International Corporation.




                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                        N-VIRO INTERNATIONAL CORPORATION


Dated:             October 12, 2005               By:       /s/  James K. McHugh
                   ----------------                         --------------------
                                                               James  K.  McHugh
                                                       Chief  Financial  Officer